CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2018	Jun. 30, 2017
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Net loss for the period	$ (8,739)	$ (7,754)	$ (18,854)	$ (15,172)
Items that may be reclassified subsequently to profit and loss:
Foreign currency translation adjustment	(287)	(396)	(29)	(503)
Total comprehensive loss for the period	$ (9,026)	$ (8,150)	$ (18,883)	$ (15,675)